CHDT CORPORATION



CHDT Corporation to Report Record Q-1 Sales, Order Backlog and Q-1 Profits

Click here to listen to recent CC call with the CEO, Stewart Wallach!

Capstone Industries, a wholly owned subsidiary of CHDT Corp. (CHDO) has shipped and booked orders during the first quarter **surpassing all of 2010 sales resulting in record Q-1 sales, order backlog, and Q1 profits.** The stellar growth the Company is experiencing is attributed to three key factors:

1. The Company's proven ability to expeditiously create new and innovative lighting products that have quickly reached retail shelves.
2. The Company is experiencing increased sales velocities among many of its product lines due to an economy on the mend along with the expansion of individual product lines giving both buyers and consumers a greater variety of choice of size, color, functionality, or style of an item.
3. The continually increasing number of retail customers buying Capstone products.







In 2010 Capstone doubled the number of retail partners and increased its product offerings three fold. These new products along with the increased number of sales channels are being reflected in a rapid increase in both the Company's revenue and income. In the first ten weeks of the Company's first quarter, historically the slowest quarter of the year, Capstone has already shipped and booked in excess of $5,500,000 in orders surpassing all of 2010 annual sales.

CAPSTONE INDUSTRIES
eBook·Lite
PATHWAY LIGHTS
Eco-i-Lite






C-lite
Wireless
Motion Sensor Light
Safety & Security in Dark Areas...


Light
Ringers®
Flexible LED
Desk Lamps

"I'm pleased with our growth coming into 2011 as sales velocities are increasing greatly due to positive consumer experiences which is translating into multiple sales as well as the fact that our products are seeing increased visibility as we add more retailers to our customer base. Our online/mail order account sales continue to grow and our Latin American distributor has placed re-orders which confirms our products are selling in their markets as well." Said Stewart Wallach, CEO of CHDT Corp. After years of investing in R & D as well as cleaning up our balance sheet, I believe the company is poised to deliver strong financial results in 2011." he said.





Recent Headlines

Capstone Industries Reports Strong Interest and Industry Recognition for Its Lighting Products at the 2011 International Home and Housewares Show

Marketwire (Wed, Mar 9)

CHDT CORP Financials

EDGAR Online Financials (Tue, Mar 1)

CHDT Corporation Announces 2010 Preliminary Results

Marketwire (Wed, Feb 2)

Capstone Industries Receives Initial C-Lite and Midi Eco-i-Lite Orders From Major Regional Mass Merchandiser

Marketwire (Thu, Jan 27)

Capstone Industries to Exhibit at the 2011 International Home and Housewares Show

Marketwire (Tue, Jan 25)

Capstone Industries' eBook-Lite Chosen as Finalist for Design Award

Marketwire (Thu, Jan 20)

CHDT Corporation Reports Record $2,600,000 Year-End Order Backlog

Marketwire (Tue, Jan 18)

Capstone Industries Receives Midi Eco-i-Lite Order From Warehouse Club

Marketwire (Wed, Jan 12)

Capstone Industries Midi Eco-i-Lite Seeing Strong Sales From National Specialty Retailer

Marketwire(Mon, Jan 10)

CHDT CORP Files SEC form 8-K, Other Events

EDGAR Online(Thu, Jan 6)

Capstone Industries Receives First C-Lite Order From Warehouse Club

Marketwire (Tue, Jan 4)

Capstone eBook-Lite -- A Top Selling eReader Accessory at National Discount Retailer

Marketwire (Wed, Dec 29)

Capstone Receives First Light Ringers(R) Order From Specialty Book Retailer

Marketwire (Mon, Dec 27)

Capstone Receives First Eco-i-Lite Re-Orders From Latin American Distributor

Marketwire (Thu, Dec 23)

Capstone Industries to Supply eBook-Lite to National Specialty Retailer

Marketwire (Mon, Dec 20)

CHDT Corporation Launches Its First Direct Response Program on TV Tonight Seen by Up to 60 Million Homes

Marketwire (Mon, Nov 29)

CHDT CORP Financials

EDGAR Online Financials (Thu, Nov 18)

Capstone is a leader in its industry and has been recognized for years with award winning designs and packaging for its lighting products.

2011 HOUSEWARES DESIGN AWARDS Finalist

Recognition and Awards

2011

eBook•Lite - Finalist in the 2011 Housewares Design Awards for the Lighting, Home Décor & Outdoor Décor Category

Pathway Lights Retro Taskbright - selected in pink for the Pantone ColorWatch Display,

2010

Multi-Pose Brightbook - Finalist in the 2010 Housewares Design Awards for the Lighting, Home Décor & Outdoor Décor Category (IHHS)

Light Ringers Solar Lamp - Featured in Going Green Display at IHHS

Eco-i-Lite - Featured in Design Defined display at

2009

Eco-i-Lite - Design award at International Home + Housewares Show (IHHS)

Booklight - Best in Kitchen IHHS

IHHS for 2009 win

a program sponsored by Pantone® that recognizes the newest trends in color.


$10,000,000 in Sales!
Eco-i-Lite
ALWAYS CHARGED & READY™
*2008 to date

What does the economic recovery mean to CHDT Corp?

From the housing bubble burst and the 2008 stock crash companies large and small were negatively affected in what has been labeled the "Great Recession". Retail buyers stopped buying new products and ceased most buying meetings with their suppliers. Belts were tightened for most of 2008 and 2009 and consumers were focused on buying essentials only. As the economy begins improving and businesses and Wall Street were getting back on track CHDT Corp was ready with new innovative products in the pipeline that are now on retail shelves in multiple sales channels. From book retailers, mass merchants, online retailers, and specialty retailers to multiple warehouse clubs Capstone's products are on shelves nationwide and selling well! During the 2008/2009 recession Capstone cut non revenue generating product lines and focused its development on innovative items that are necessities to our lives. One such item, the Eco-i-Lite, just recently surpassed *$10,000,000 in sales since its introduction to the market two years ago and sales are escalating as additional designs are being made available at retail in 2011.

What will be the revenue drivers for 2011?

1. Multiple products and expanded placement in multiple departments of retailers.
2. Sales to retailers in most retail channels- Books, Mass, Office Supply, and Warehouse Clubs.
3. All newly developed products created in 2010 are currently ordered and soon to be on retail shelves nationwide.

Conclusion

CHDT is delivering continued revenue growth in 2011. The Company's first quarter is shaping up to be a record breaker with **revenues increasing 550% and the first ever Q1 profit** which is historically the weakest quarter of the year.

About Capstone Industries, Inc.

For more than a decade, the South Florida based Company Capstone Industries has specialized in the design, production, and distribution of consumer products as a supplier to major retail operations throughout the USA. Capstone Industries is committed to the development and distribution of unique and inventive products to a variety of channels including bookstore chains, convenience stores, drug & grocery, electronics, hardware, home improvement, internet, mail order, mass market, office supply, specialty, and warehouse clubs.

About CHDT Corporation

CHDT Corporation (www.chdtcorp.com) is a public holding Company that engages, through its wholly owned subsidiaries, in the development, manufacturing, logistics, and distribution of consumer products to retailers and wholesalers throughout North America. See www.chdtcorp.com for more information about the Company and also www.capstoneindustries.com for information on our current product offerings. Reference of FORWARD-LOOKING STATEMENTS: This press release, including the financial information that follows, contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995, as amended. These statements are based on the Company's and its subsidiaries' current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. CHDT undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements in this press release and risks associated with any investment in CHDT, which is a small business concern and a "penny stock Company" and, as such, a highly risky investment suitable for only those who can afford to lose such investment, should be evaluated together with the many uncertainties that affect CHDT's business, particularly those mentioned in the cautionary statements in current and future CHDT's SEC Filings.

SOURCE: CHDT Corporation
Howard Ullman
954-252-3440 ext. 304
hullman@chdtcorp.com